UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant:
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
☐	Confidential, for Use of the Commission Only
☐	Preliminary Proxy Statement

ONCOLYTICS BIOTECH INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ONCOLYTICS BIOTECH INC.

2026 Annual Meeting
Vote by November 18, 2026
11:59 PM ET

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O ONCOLYTICS BIOTECH INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

T04191-P57684

You invested in ONCOLYTICS BIOTECH INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 19, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 5, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 19, 2026
4:00 p.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/ONCY2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Jared Kelly 02) Bernd R. Seizinger 03) Deborah M. Brown 04) James T. Parsons 05) Jonathan Rigby 06) Patricia S. Andrews 07) Stephen Glover	For
2. Ratification of the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3. To approve, by non-binding vote, executive compensation.	For
4. To recommend, by non-binding vote, the frequency of executive compensation votes.	3 Years
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.	

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T04192-P57684